United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

Sino-Global Shipping America, Ltd.

(Exact name of Registrant as specified in charter)

Virginia	001- 34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 22, 2019, Sino-Global Shipping America, Ltd. (the “Registrant”) received a letter from The NASDAQ Stock Exchange regarding the Registrant’s failure to comply with NASDAQ Continued Listing Rule (“Rule”) 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share. A failure to comply with Rule 5550(a)(2) exists when listed securities fail to maintain a closing bid price of at least $1.00 per share for 30 consecutive business days. Based on the closing bid price for the last 30 consecutive business days (including, in particular, the period December 4, 2018 through January 18, 2019), the Registrant failed to meet the aforesaid requirement.

Under Rule 5810(c)(3)(A), the Registrant will be provided a compliance period of 180 calendar days, until July 22, 2019, to regain compliance. If at any time during this 180 day period the closing bid price of the Registrant’s securities is at least $1.00 for a minimum of ten consecutive business days, the Registrant’s compliance will be regained.

In the event the Registrant does not regain compliance in the first compliance period, it may be eligible to apply for an additional 180 calendar days to regain compliance. To qualify, the Registrant will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement. The Registrant will also need to provide written notice of its intention to cure the deficiency during the second compliance period. However, if it appears to the NASDAQ staff that the Registrant will neither be able nor otherwise eligible to cure the deficiency, it may be subject to delisting by NASDAQ.

This Current Report on Form 8-K is filed to satisfy the obligation under Rule 5810(b) and Item 3.01(a) of Form 8-K that the Registrant publicly disclose the deficiency within four (4) business days after the date of the deficiency letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2019

Sino-Global Shipping America, Ltd.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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